UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 29, 2006
                                                    ---------------------------


                               EMULEX CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                 001-31353                     51-0300558
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(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


    3333 Susan Street Costa Mesa, California                      92626
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (714) 662-5600
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01     Entry into a Material Definitive Agreement.

         On August 29, 2006, Emulex Corporation, a Delaware corporation ("Emulex"), Shasta Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Emulex ("Merger Sub"), and Sierra Logic, Inc., a Delaware corporation ("Sierra Logic") entered into an Agreement and Plan of Merger (the "Agreement") whereby, upon the terms and subject to the conditions set forth in the Agreement, Merger Sub will be merged with and into Sierra Logic at the effective time (the "Merger"). Following the Merger, the separate corporate existence of Merger Sub will cease, and Sierra Logic shall continue as a wholly owned subsidiary of Emulex. Under the terms of the Agreement, Emulex will acquire Sierra Logic for a transaction value of up to approximately $180 million in cash plus assumed debt, assumed Sierra Logic stock options, and the issuance of employee equity incentive compensation. A portion of the cash consideration payable to the Sierra Logic shareholders will be retained in escrow for indemnification of Emulex, if applicable. The board of directors and shareholders of Sierra Logic have approved the Merger, and it is expected to be completed on or near September 30, 2006, subject to certain closing conditions, including regulatory approval.

         The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger attached as Exhibit 2.1 to this Current Report on Form 8-K.

         A copy of the press release announcing the transaction is furnished as
Exhibit 99.1 hereto, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01         Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number            Exhibit Title or Description
--------------            ----------------------------

2.1                       Agreement and Plan of Merger, dated August 29, 2006
99.1*                     Press Release dated August 29, 2006


* Exhibit 99.1 is being furnished to the Securities and Exchange Commission ("SEC") and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EMULEX CORPORATION


                               By: /s/ Paul Folino
                                   ---------------------------------------
                                   Paul Folino
                                   Chairman of the Board and Chief
                                   Executive Officer


Date:  August 29, 2006

                                 EXHIBIT INDEX

Exhibit Number            Exhibit Title or Description
--------------            ----------------------------

2.1                       Agreement and Plan of Merger, dated August 29, 2006

99.1*                     Press Release dated August 29, 2006


* Exhibit 99.1 is being furnished to the Securities and Exchange Commission ("SEC") and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.